                                                                    Exhibit 10.5

                                 LEAPNET, INC.

                     SECOND AMENDMENT TO THE LEAPNET, INC.
                     EMPLOYEE INCENTIVE COMPENSATION PLAN

                                 JUNE 15, 1999

This Second Amendment (the "Amendment") to The Leap Group, Inc. Employee Incentive Compensation Plan (the "Plan") is hereby established by Leapnet, Inc. (the "Company"), effective as of June 15, 1999.

Whereas, the Board of Directors and stockholders of the Company have approved an amendment to the Plan which would increase the number of shares of Common Stock available for issuance thereunder from 3,500,000 to 5,000,000;

The first sentence of Section 4.1 of the Plan is hereby amended to delete the number "3,500,000" therein and replace it with the number "5,000,000".

Following this Amendment, the Plan shall remain in full force and effect as amended hereby.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer on this fifteenth day of June, 1999.

                                                         LEAPNET, INC.

                                                         /s/ Fred Smith
                                                         -----------------------
                                                         Frederick Smith
                                                         Chief Executive Officer